UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2011

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of corporation)		Identification Number)

800 West Madison Street, Chicago, Illinois		60607
(Address of principal exeutive offices)		(Zip Code)

Registrant's telephone number, including area code:	(888) 422-6562

	N/A
	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of MB Financial, Inc. (the “Company”) held on June 13, 2011, the Company’s stockholders approved the Company’s Second Amended and Restated Omnibus Incentive Plan (the “Second Amended and Restated Plan”).  A description of the Second Amended and Restated Plan is contained in the Company’s definitive proxy statement for the 2011 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011 under the heading “Proposal III.  Approval of the MB Financial, Inc. Second Amended and Restated Omnibus Incentive Plan” and is incorporated herein by reference, and  a copy of the Second Amended and Restated Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2011 Annual Meeting, the Company’s stockholders approved an amendment to Article 7 of the Company’s charter to declassify the Company’s Board of Directors and certain related amendments (the “Charter Amendments”).  As a result, directors of the Company will be elected to one-year terms starting with the 2012 annual meeting of the Company’s stockholders.  The declassification will be phased-in, so that the existing terms of directors elected prior to the 2012 annual meeting of stockholders will not be shortened.  Accordingly, directors elected at the 2011 Annual Meeting (whose terms will expire at the 2014 annual meeting of stockholders) and directors elected prior to the 2011 Annual Meeting whose terms will expire at the 2013 annual meeting of stockholders, will continue to serve until the end of their terms.  Beginning with the 2014 annual meeting of stockholders, the entire Board will be elected annually.  The Charter Amendments are described in greater detail in the Company’s definitive proxy statement for the 2011 Annual Meeting filed with the SEC on April 27, 2011 under the heading “Proposal IV. Approval of the Charter Amendment to Declassify the Board and Certain Related Charter Amendments,” which description is incorporated herein by reference.  The Charter Amendments became effective upon the filing by the Company of articles of amendment to the Company’s charter with the Maryland Department of Assessments and Taxation on June 15, 2011.  A copy of the articles of amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On June 13, 2011, following the 2011 Annual Meeting, the Company’s Board of Directors approved amendments to Article II of the Company’s by-laws to conform the by-laws to the Charter Amendments, effective upon the Charter Amendments becoming effective.  A copy of the Company’s amended and restated by-laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

    As noted above, on June 13, 2011, the Company held its 2011 Annual Meeting.  The results of the vote at the meeting are as follows:

1) Election of Directors (each for a term of three years)

Name                                           Votes For                      Votes Against                                Abstentions                      Broker Non-Votes
Richard J. Holmstrom               40,739,950                           1,550,224                                           3,732          5,360,077
Karen J. May                             32,990,295                           9,299,977                                           3,634                                          5,360,077

Directors are elected by a majority of the votes cast with respect to each director.  Accordingly, each of the nominees named above was elected.

2) Advisory (Non-Binding) Vote on Executive Compensation

Votes For                      Votes Against                                Abstentions                                Broker Non-Votes
39,975,219                             2,288,389                                         30,298                                                 5,360,077

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.  So long as it remains a participant in the TARP Capital Purchase Program of the U.S. Department of the Treasury, the Company is required to present this proposal to its stockholders on an annual basis.  In recognition of this requirement, the SEC rules implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provide that the Company need not comply with the requirement of the Dodd-Frank Act, applicable to public companies generally, that stockholders also be allowed to have an advisory (non-binding) vote on the frequency with which an advisory vote on executive compensation will be held.

3) Approval of the MB Financial, Inc. Second Amended and Restated Omnibus Incentive Plan

Votes For                      Votes Against                                Abstentions                                Broker Non-Votes
38,884,462                              3,337,281                                         72,163                                               5,360,077

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

4) Approval of an Amendment to the Company’s Charter to Declassify the Board of Directors and Certain Related Amendments

Votes For                      Votes Against                                Abstentions
46,721,239                                853,237                                         79,507

The vote required to approve this proposal was the affirmative vote of the holders of a majority of the 54,588,090 shares of the Company’s common stock outstanding as of the voting record date for the 2011 Annual Meeting.  Accordingly, this proposal was approved.

5) Ratification of the Appointment of the Independent Registered Public Accounting Firm

Votes For                      Votes Against                                Abstentions
47,156,140                                482,185                                         15,658

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed herewith:

3.1	Articles of Amendment to Charter

3.2	Amended and Restated By-laws

10.1
Second Amended and Restated Omnibus Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement for the 2011Annual Meeting filed with the SEC on April 27, 2011 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: June 16, 2011	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

3.1                              Articles of Amendment to Charter

3.2                              Amended and Restated By-laws

10.1                           Second Amended and Restated Omnibus Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement for the 2011Annual Meeting filed with the SEC on April 27, 2011 and incorporated herein by reference)